CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Quarterly Report on Form 10-Q of Intelligroup, Inc. (the "Company") for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Nagarjun Valluripalli, Chairman of the Board, President and Chief Executive Officer of the Company, and Nicholas Visco, Senior Vice President-Finance and Administration and Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                      /s/ Nagarjun Valluripalli
                                      ------------------------------------------
Dated: August 14, 2002                Nagarjun Valluripalli
                                      Chairman of the Board, President
                                      and Chief Executive Officer


                                      /s/ Nicholas Visco
                                      ------------------------------------------
Dated: August 14, 2002                Nicholas Visco
                                      Senior Vice President-Finance and
                                      Administration and Chief Financial Officer